Exhibit 32

			CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
					AS ADOPTED PURSUANT TO
			SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Companys Quarterly Report on Form 10-KSB for the period ending December 31, 2004. The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





March 30, 2005                             /s/Raul S. McQuivey
Date        	                       ____________________________
						     Raul S. McQuviey
                                         Principal Executive Officer




March 30, 2005                             /s/Sidney C. Hooper
Date                                     ____________________________
						     Sidney C. Hooper
                                         Chief Financial Officer